                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 1998 to July 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 30th day of July, 1998.

                                                 GREEN TREE FINANCIAL CORP.




                                             BY: /s/Phyllis A. Knight
                                                 --------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                 Treasurer

                        GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.575%,
                        5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 8/03/98


                                                                                   Total $          Per $1,000
                                                                                   Amount            Original
                                                                                --------------     ------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                           6,276,396.65
                                                                                --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                             6,276,396.65
                                                                                -------------

A.   Interest
     (2) Aggregate  interest
        a. Class A-1 Remittance Rate (5.575%)                                            5.575%
                                                                                --------------
        b. Class A-1 Interest                                                        10,630.27       0.48319409
                                                                                --------------     ------------

        c. Class A-2 Remittance Rate (5.85%)                                              5.85%
                                                                                --------------
        d. Class A-2 Interest                                                       504,562.50       4.87500000
                                                                                --------------     ------------

        e. Class A-3 Remittance Rate (5.95%)                                              5.95%
                                                                                --------------
        f. Class A-3 Interest                                                        96,687.50       4.95833333
                                                                                --------------     ------------

        g. Class A-4 Remittance Rate (6.04%, unless
              the Weighted Average Contract Rate is
              less than 6.04%)                                                            6.04%
                                                                                --------------
        h. Class A-4 Interest                                                       279,350.00       5.03333333
                                                                                --------------     ------------

        i. Class A-5 Remittance Rate (6.83%, unless
            the Weighted Average Contract Rate is
            less than 6.68%)                                                              6.68%
                                                                                --------------
        j. Class A-5 Interest                                                       762,633.33       5.56666664
                                                                                --------------     ------------

        k. Class A-6 Remittance Rate 7.30%, (unless
            the Weighted Average Contract Rate is
            less than 6.33%)                                                              6.33%
                                                                                --------------
        l. Class A-6 Interest                                                       237,375.00       5.27500000
                                                                                --------------     ------------

     (3) Amount applied to:
        a. Unpaid Class A Interest Shortfall                                              0.00                0
                                                                                --------------     ------------

     (4) Remaining:
        a. Unpaid Class A Interest Shortfall                                              0.00                0
                                                                                --------------     ------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                   2,933,352.90              N/A
                                                                                --------------     ------------
        a. Scheduled Principal                                                      502,752.21              N/A
                                                                                --------------     ------------
        b. Principal Prepayments                                                  2,943,059.86              N/A
                                                                                --------------     ------------
        c. Liquidated Contracts                                                      67,057.38              N/A
                                                                                --------------     ------------
        d. Repurchases                                                                    0.00              N/A
                                                                                --------------     ------------
        e. Current Month Advanced Principal                                         915,343.68              N/A
                                                                                --------------     ------------
        f. Prior Month Advanced Principal                                        (1,494,860.23)             N/A
                                                                                --------------     ------------

     (6) Pool Scheduled Principal Balance                                       428,062,109.76
                                                                                --------------

    (6b) Adjusted Pool Principal Balance                                        427,146,766.08     949.21503573
                                                                                --------------     ------------
    (6c) Pool Factor                                                                0.94921504
                                                                                --------------

                        GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.575%,
                        5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 2

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 8/03/98


    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------

    (8) Class A Percentage for such Remittance Date                                      92.15%
                                                                                --------------

    (9) Class A Percentage for the following  Remittance Date                            92.10%
                                                                                --------------

    (10) Class A  Principal Distribution:
        a. Class A-1                                                              2,080,118.98      94.55086273
                                                                                --------------     ------------
        b. Class A-2                                                                853,233.92       8.24380599
                                                                                --------------     ------------
        c. Class A-3                                                                      0.00       0.00000000
                                                                                --------------     ------------
        d. Class A-4                                                                      0.00       0.00000000
                                                                                --------------     ------------
        e. Class A-5                                                                      0.00       0.00000000
                                                                                --------------     ------------
        g. Class A-6                                                                      0.00       0.00000000
                                                                                --------------     ------------

     (11) Class A-1 Principal Balance                                                     0.00       0.00000000
                                                                                --------------     ------------
    (11a) Class A-1 Pool Factor                                                     0.00000000
                                                                                --------------

     (12) Class A-2 Principal Balance                                           102,646,766.08      991.7561940
                                                                                --------------     ------------
    (12a) Class A-2 Pool Factor                                                     0.99175619
                                                                                --------------

     (13) Class A-3 Principal Balance                                            19,500,000.00     1000.0000000
                                                                                --------------     ------------
    (13a) Class A-3 Pool Factor                                                     1.00000000
                                                                                --------------

     (14) Class A-4 Principal Balance                                            55,500,000.00     1000.0000000
                                                                                --------------     ------------
    (14a) Class A-4 Pool Factor                                                     1.00000000
                                                                                --------------

     (15) Class A-5 Principal Balance                                           137,000,000.00     1000.0000000
                                                                                ----------------   ------------
    (15a) Class A-5 Pool Factor                                                     1.00000000
                                                                                --------------

     (16) Class A-6 Principal Balance                                            45,000,000.00     1000.0000000
                                                                                --------------     ------------
    (16a) Class A-6 Pool Factor                                                     1.00000000
                                                                                --------------

     (17) Unpaid Class A Principal Shortfall
            (if any)following current Remittance Date                                     0.00
                                                                                --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

        (18)  31-59 days                                                          3,162,277.30               83
                                                                                --------------     ------------

        (19)  60 days or more                                                     3,078,415.80               82
                                                                                --------------     ------------

        (20)  Current Month Repossessions                                           339,103.21               13
                                                                                --------------     ------------

        (21)  Repossession Inventory                                                809,164.95               28
                                                                                --------------     ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.575%,
                        5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 3

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 8/03/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in March 2002.)
(22) Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date                     0.91%
                                                                                --------------

        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 3.5%)                                                          N/A %
                                                                                --------------

(23)  Average Thirty - Day Delinquency Ratio  Test

        (a) Thirty - Day Delinquency Ratio for current Remittance Date                     .74%
                                                                                --------------

        (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 5.5%)                                                          N/A %
                                                                                --------------

(24)  Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from March 1, 2002 to February 28, 2003,
            6.5% from March 1, 2003 to February 28, 2004; 8.5%  from                      0.01%
            March 1, 2004 to February 28, 2005 and 9.5% thereafter)             --------------

(25)  Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date                      17,910.64
                                                                                --------------

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
            Remittance and for current Remittance Date;
            may not exceed 2.25%)                                                         0.03%
                                                                                --------------

(26)  Class M-1 Principal Balance Test

        (a) The sum of Class M-1 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
            Date is greater than 22.5%                                                   15.69%
                                                                                --------------

(27)  Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date is greater than
            $9,000,000.00                                                                 0.00
                                                                                --------------

        (b) Class B Principal Balance (before distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 11.25%.           7.85%
                                                                                --------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 4

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 8/03/98


                                                                         Total $         Per $1,000
                                                                         Amount           Original
                                                                      -------------    -------------
CLASS M-1 CERTIFICATES
--------------------------------------
(28) Amount available( including Monthly Servicing Fee)                1,451,805.15
                                                                      -------------
A.   Interest
     (29)  Aggregate  interest

        (a) Class M-1 Remittance Rate 6.77%, unless the
        Weighted Average Contract Rate is less than 6.77%)                     6.77%
                                                                      -------------

        (b) Class M-1 Interest                                           190,406.25       5.64166667
                                                                      -------------    -------------

        (c) Interest on Class M-1 Adjusted Principal Balance                   0.00
                                                                      -------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount              0.00
                                                                      -------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount               0.00
                                                                      -------------

     (32)  Amount applied to:
        a. Unpaid Class M-1 Interest Shortfall                                 0.00                0
                                                                      -------------    -------------

     (33)  Remaining:
        a. Unpaid Class M-1 Interest Shortfall                                 0.00                0
                                                                      -------------    -------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                              0.00              N/A
                                                                      -------------    -------------
        a. Scheduled Principal                                                 0.00              N/A
                                                                      -------------    -------------
        b. Principal Prepayments                                               0.00              N/A
                                                                      -------------    -------------
        c. Liquidated Contracts                                                0.00              N/A
                                                                      -------------    -------------
        d. Repurchases                                                         0.00              N/A
                                                                      -------------    -------------

     (35)  Class M-1 Principal Balance                                33,750,000.00    1000.00000000
                                                                      -------------    -------------
    (35a)  Class M-1 Pool Factor                                         1.00000000
                                                                      -------------

     (36)  Class M-1 Percentage for such Remittance Date                       0.00%
                                                                      -------------

     (37)  Class M-1  Principal Distribution:
        a. Class M-1 (current)                                                 0.00       0.00000000
                                                                      -------------    -------------
            b. Unpaid Class M-1 Principal Shortfall
               (if any) following prior Remittance Date                        0.00
                                                                      -------------

     (38) Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                       0.00
                                                                      -------------

     (39) Class M-1 Percentage for the following Remittance Date               0.00
                                                                      -------------

     (40) Class M-1 Liquidation Loss Interest
        (a) Class M-1 Liquidation Loss Amount                                  0.00
                                                                      -------------

        (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                0.00
                                                                      -------------

        (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                 0.00
                                                                      -------------

        (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                         0.00
                                                                      -------------

        (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                            0.00
                                                                      -------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98


                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                         REMITTANCE DATE 8/03/98


CLASS BI CERTIFICATES
--------------------------------------
                                                                         Total $         Per $1,000
                                                                          Amount          Original
                                                                      -------------    -------------
   (1) Amount  Available less the Class A
        Distribution Amount  and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                       1,261,398.90
                                                                      -------------

   (2) Class B-1 Adjusted Principal Balance                                    0.00
                                                                      -------------

   (3) Class B-1 Remittance Rate  (6.92%
         unless Weighted Average Contract Rate
         is below 6.92%)                                                       6.92%
                                                                      -------------

   (4) Interest on Class B-1 Adjusted Principal Balance                        0.00
                                                                      -------------

   (3) Aggregate Class B1 Interest                                       103,800.00       5.76666667
                                                                      -------------    -------------

   (4) Amount applied to Unpaid
          Class B1 Interest Shortfall                                          0.00             0.00
                                                                      -------------    -------------

   (5) Remaining Unpaid Class B1
           Interest Shortfall                                                  0.00             0.00
                                                                      -------------    -------------

   (6) Amount applied to Class B-1
        Interest Deficiency Amount                                             0.00
                                                                      -------------

   (7) Remaining Unpaid Class B-1
        Interest Deficiency Amount                                             0.00
                                                                      -------------

   (8) Unpaid Class B-1 Principal Shortfall
         (if any) following prior Remittance Date                              0.00
                                                                      -------------

   (8a) Class B Percentage for such Remittance Date                            0.00
                                                                      -------------

   (9) Current Principal (Class B Percentage of Formula Principal
          Distribution Amount)                                                 0.00       0.00000000
                                                                      -------------    -------------

   (10a) Class B1 Principal Shortfall                                          0.00
                                                                      -------------

   (10b) Unpaid Class B1 Principal Shortfall                                   0.00
                                                                      -------------

   (11) Class B Principal Balance                                     33,750,000.00
                                                                      -------------

   (12) Class B1 Principal Balance                                    18,000,000.00
                                                                      -------------
   (12a) Class B1 Pool Factor                                            1.00000000
                                                                      -------------

   (13) Class B-1 Liquidation Loss Interest
        (a) Class B-1 Liquidation Loss Amount                                  0.00
                                                                      -------------

        (b) Amount Applied to Class B-1 Liquidation Loss Interest
                Amount                                                         0.00
                                                                      -------------

        (c) Remaining Class B-1 Liquidation Loss Interest Amount               0.00
                                                                      -------------

        (d) Amount applied to Unpaid Class B-1 Liquidation Loss
                Interest Shortfall                                             0.00
                                                                      -------------

        (e) Remaining Unpaid Class B-1 Liquidation Loss Interest
                Shortfall                                                      0.00
                                                                      -------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-98
                                     PAGE 2

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                         REMITTANCE DATE 8/03/98


                                                                         Total $         Per $1,000
CLASS B2 CERTIFICATES                                                     Amount          Original
--------------------------------------                                -------------    -------------
    (14) Remaining Amount Available                                    1,157,598.90
                                                                      -------------

    (15) Class B-2 Remittance Rate ( 8.11%
             unless Weighted Average Contract
             Rate is less than 8.11%)                                          8.11%
                                                                      -------------

    (16) Aggregate Class B2 Interest                                     106,443.75       6.75833333
                                                                      -------------    -------------

    (17)  Amount applied to Unpaid
           Class B2 Interest Shortfall                                         0.00             0.00
                                                                      -------------    -------------

    (18) Remaining Unpaid Class B2
            Interest Shortfall                                                 0.00             0.00
                                                                      -------------    -------------

    (19) Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance Date                             0.00
                                                                      -------------

    (20) Class B2 Principal Liquidation Loss Amount                            0.00
                                                                      -------------

    (21) Class B2 Principal (zero until class B1
         paid down: thereafter, Class B Percentage
         of formula Principal Distribution Amount)                             0.00       0.00000000
                                                                      -------------    -------------

    (22) Guarantee Payment                                                     0.00
                                                                      -------------

    (23) Class B2 Principal Balance                                   15,750,000.00
                                                                      -------------
    (23a) Class B2 Pool Factor                                           1.00000000
                                                                      -------------

    (24) Monthly Servicing Fee (deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer;
         deducted from funds remaining after payment of Class A
         Distribution Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class B-2 Distribution
         Amount, if the Company or Green Tree Financial Servicing
         Corp. is the Servicer)                                          179,822.91
                                                                      -------------

    (25) Class B-3I Guarantee Fee                                        871,332.24
                                                                      -------------

    (26) Class B-3I Distribution Amount                                        0.00
                                                                      -------------

    (27) Class B-3I Formula Distribution Amount (all Excess
             Interest plus Unpaid Class B-3I Shortfall)                        0.00
                                                                      -------------

    (28) Class B-3I Distribution Amount (remaining Amount Available)           0.00
                                                                      -------------

    (29) Class B-3I Shortfall (26-27)                                          0.00
                                                                      -------------

    (30) Unpaid Class B-3I Shortfall                                           0.00
                                                                      -------------

    (31) Class M-1 Interest Deficiency on such Remittance Date                 0.00
                                                                      -------------

    (32) Class B-1 Interest Deficiency on such Remittance Date                 0.00
                                                                      -------------

    (33) Repossessed Contracts                                           339,103.21
                                                                      -------------
    (34) Repossessed Contracts Remaining in Inventory                    809,164.95
                                                                      -------------

    (35) Weighted Average Contract Rate                                     9.70156
                                                                      -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.